UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 18, 2022

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2. FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Operations.

Forward Air Corporation (the “Company”) is providing selected preliminary financial results for the three months ended June 30, 2022. The Company expects to report revenues of approximately $515.0 million, or a slight increase above the high end of the 2022 second quarter revenue guidance. The Company expects net income per diluted share in a range of $1.98 to $2.10, or approximately 21% to 29% above the high end of the 2022 second quarter net income per diluted share guidance. The Company sees continued strong performance going into the third quarter and will elaborate further on the upcoming quarterly conference call scheduled for July 28, 2022. The Company expects to report its full second quarter 2022 results following the close of market on July 27, 2022.

The preliminary financial results presented above for the three months ended June 30, 2022 are based solely on currently available information, which is subject to change. The Company’s actual financial results for the three months ended June 30, 2022 are subject to the completion of its financial statements for the three months ended June 30, 2022, and are not indicative of future performance. The Company’s actual financial results for the three months ended June 30, 2022 may differ materially from the preliminary financial results provided herein as a result of the completion of the Company’s normal closing process, including the completion of all of its controls procedures, which could identify adjustments causing the actual results to be different from the expectations. Accordingly, investors should not place undue reliance on these preliminary financial results.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this Current Report relate to the Company’s expectations regarding (i) revenue and net income per diluted share for the three months ended June 30, 2022 and (ii) the Company’s performance in the third quarter. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements including as a result of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the risks described above related to the finalization of the preliminary financial results included in this Current Report. Any forward-looking statement made by the Company in this Current Report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: July 18, 2022	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer